Exhibit 99.1

Independent Accountants’ Agreed‑Upon Procedures Report

GreenSky, LLC (the “Company”)
Citigroup Global Markets Inc.
(together, the “Specified Parties”)

Re:	GreenSky Home Improvement Issuer Trust 2026-REV1 – Data File Procedures

We have performed the procedures described below on the specified attributes in an electronic data file entitled “GSKY_2026_REV1_BASE_STAT_POOL_ASOF_20260430.xlsx” provided by the Company on May 5, 2026, containing information on 38,876 consumer home improvement loans (the “Participations”) as of April 30, 2026 (the “Data File”), which we were informed are intended to be included as collateral in the offering by GreenSky Home Improvement Issuer Trust 2026-REV1. The Company is responsible for the specified attributes identified by the Company in the Data File.

The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate to meet the intended purpose of assisting the Specified Parties in evaluating the accuracy of the specified attributes in the Data File. This report may not be suitable for any other purpose. No other parties have agreed to or acknowledged the appropriateness of these procedures for the intended purpose or any other purpose.

The procedures performed may not address all the items of interest to a user of this report and may not meet the needs of all users of this report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. We make no representation regarding the appropriateness of the procedures either for the intended purpose or for any other purpose.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

•
The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the reporting threshold.

•
The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the reporting threshold.

•	The term “reporting threshold” means that percentages were within 0.1%.

•
The term “Sample Selection File” means an electronic data file entitled “GSKY_2026-REV1_Indicative_Tape_as_of_20260331.xlsx” provided by the Company on April 6, 2026, containing information on 40,852 consumer home improvement loans as of March 31, 2026.

•	The term “Source Documents” means the following information sources provided by the Company

–	Installment Loan Agreements

–	Credit Reports

The Source Documents were represented by the Company to be either the original Source Documents, a copy of the original Source Documents, and/or electronic records contained within the Company’s servicing systems.

•	The term “Instructions” means the instructions provided by the Company pertaining to a procedure, attribute, or methodology, as described in Exhibit A.

•	The term “Provided Information” means the Sample Selection File, Source Documents and Instructions.

The procedures we were instructed by the Company to perform are as follows:

A.
We randomly selected a sample of (i) 155 consumer home improvement loans from the Sample Selection File using a random sampling tool.  We were informed that 74 consumer home improvement loans that we selected from the Sample Selection File were not included in the Data File. We then were instructed to randomly select 74 additional consumer home improvement loans from the Data File using a random sampling tool, that were unique of the 81 consumer home improvement loans previously selected, for a total of 155 Participations (the “Selected Participations”). A listing of the Selected Participations is attached hereto as Exhibit B.  For purposes of this procedure, the Company did not inform us of the basis they used to determine the number of Participations we were instructed to randomly select from the Sample Selection File and Data File.

B.
For each Selected Participation, we compared or recomputed the following specified attributes in the Data File listed below to or using the corresponding information included in the Source Documents listed in the Source Documents / Instructions column below, utilizing the Instructions, as applicable. The Company indicated that the absence of any of the information in the Source Documents or the inability to agree the indicated information from the Data File to the Source Documents for each of the attributes identified, utilizing the Instructions as applicable, constituted an exception. The Source Documents are listed in the order of priority.

Attribute	Source Documents / Instructions

APPID	Installment Loan Agreement

Interest_Rate(%)	Installment Loan Agreement

STATE_OF_BORROWER	Installment Loan Agreement

CO_BORROWER_STATE_AT_APPLICATION	Installment Loan Agreement

INTRO_PERIOD_CYCLE_DURATION	Installment Loan Agreement

ORIGINAL_TERM	Installment Loan Agreement, Instruction

DATE_OF_ORIGINATION	Installment Loan Agreement

FICO	Credit Report, Instruction

We found such information to be in agreement without exception.

We were engaged by the Company to perform this agreed-upon procedures engagement. We conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants, which involves us performing the specific procedures agreed to and acknowledged above and reporting on findings based on performing those procedures. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported.

2

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

The procedures performed were applied based on the information included in the Data File and Provided Information, without verification or evaluation of such information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the information provided to us by the Company, (ii) the physical existence of the Participations, (iii) the reliability or accuracy of the Provided Information which was used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Participations to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Participations being securitized, (iii) the compliance of the originator of the Participations with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Participations that would be material to the likelihood that the issuer of the notes will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by the nationally recognized statistical rating organizations (“NRSROs”).

The terms of our engagement are such that we have no responsibility to update this report because of events and circumstances that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/ KPMG LLP

McLean, Virginia
May 14, 2026

3

Exhibit A

Instructions

Number	Attribute	Instruction
1	ORIGINAL_TERM
For each Selected Participation, recompute as the sum of
a.            the number of scheduled monthly payments per the Installment Loan Agreement, and

b.            the number of months during a promotional period where no payment is scheduled per the Installment Loan Agreement

2	FICO	For any Selected Participation with a co-borrower, compare FICO in the Data File to the highest FICO observed in the Source Documents.

Exhibit B

The Selected Participations

Selected Participation #	Company Participation ID*	Selected Participation #	Company Participation ID*	Selected Participation #	Company Participation ID*	Selected Participation #	Company Participation ID*	Selected Participation #	Company Participation ID*
1	2026-A0001	32	2026-A0032	63	2026-A0063	94	2026-A0094	125	2026-A0125
2	2026-A0002	33	2026-A0033	64	2026-A0064	95	2026-A0095	126	2026-A0126
3	2026-A0003	34	2026-A0034	65	2026-A0065	96	2026-A0096	127	2026-A0127
4	2026-A0004	35	2026-A0035	66	2026-A0066	97	2026-A0097	128	2026-A0128
5	2026-A0005	36	2026-A0036	67	2026-A0067	98	2026-A0098	129	2026-A0129
6	2026-A0006	37	2026-A0037	68	2026-A0068	99	2026-A0099	130	2026-A0130
7	2026-A0007	38	2026-A0038	69	2026-A0069	100	2026-A0100	131	2026-A0131
8	2026-A0008	39	2026-A0039	70	2026-A0070	101	2026-A0101	132	2026-A0132
9	2026-A0009	40	2026-A0040	71	2026-A0071	102	2026-A0102	133	2026-A0133
10	2026-A0010	41	2026-A0041	72	2026-A0072	103	2026-A0103	134	2026-A0134
11	2026-A0011	42	2026-A0042	73	2026-A0073	104	2026-A0104	135	2026-A0135
12	2026-A0012	43	2026-A0043	74	2026-A0074	105	2026-A0105	136	2026-A0136
13	2026-A0013	44	2026-A0044	75	2026-A0075	106	2026-A0106	137	2026-A0137
14	2026-A0014	45	2026-A0045	76	2026-A0076	107	2026-A0107	138	2026-A0138
15	2026-A0015	46	2026-A0046	77	2026-A0077	108	2026-A0108	139	2026-A0139
16	2026-A0016	47	2026-A0047	78	2026-A0078	109	2026-A0109	140	2026-A0140
17	2026-A0017	48	2026-A0048	79	2026-A0079	110	2026-A0110	141	2026-A0141
18	2026-A0018	49	2026-A0049	80	2026-A0080	111	2026-A0111	142	2026-A0142
19	2026-A0019	50	2026-A0050	81	2026-A0081	112	2026-A0112	143	2026-A0143
20	2026-A0020	51	2026-A0051	82	2026-A0082	113	2026-A0113	144	2026-A0144
21	2026-A0021	52	2026-A0052	83	2026-A0083	114	2026-A0114	145	2026-A0145
22	2026-A0022	53	2026-A0053	84	2026-A0084	115	2026-A0115	146	2026-A0146
23	2026-A0023	54	2026-A0054	85	2026-A0085	116	2026-A0116	147	2026-A0147
24	2026-A0024	55	2026-A0055	86	2026-A0086	117	2026-A0117	148	2026-A0148
25	2026-A0025	56	2026-A0056	87	2026-A0087	118	2026-A0118	149	2026-A0149
26	2026-A0026	57	2026-A0057	88	2026-A0088	119	2026-A0119	150	2026-A0150
27	2026-A0027	58	2026-A0058	89	2026-A0089	120	2026-A0120	151	2026-A0151
28	2026-A0028	59	2026-A0059	90	2026-A0090	121	2026-A0121	152	2026-A0152
29	2026-A0029	60	2026-A0060	91	2026-A0091	122	2026-A0122	153	2026-A0153
30	2026-A0030	61	2026-A0061	92	2026-A0092	123	2026-A0123	154	2026-A0154
31	2026-A0031	62	2026-A0062	93	2026-A0093	124	2026-A0124	155	2026-A0155

*The Company has assigned a unique ID to each Participation in the Data File. The Company’s Participation ID referred to in this Exhibit are not the actual ID.